     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 25, 1999

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement

                                           [ ] Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))

[ ] Definitive proxy statement
[ ] Definitive additional materials

        [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               MUNIVEST FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                (Name of Registrant as Specified in Its Charter)

                                  Same as above
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5) Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

                                PRELIMINARY COPY

                              MUNIVEST FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 26, 1999
                            ------------------------

TO THE STOCKHOLDERS OF
  MUNIVEST FUND, INC.:

     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of MuniVest Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New
Jersey, on Wednesday, May 26, 1999 at        a.m. for the following purposes:

          (1) To elect a Board of Directors to serve for the ensuing year;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year;

          (3) To consider and act upon a proposal to approve an amendment to the Articles Supplementary of the Fund; and

          (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 31, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after May 12, 1999, at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors
                                          ALICE A. PELLEGRINO
                                          Secretary

Plainsboro, New Jersey
Dated: April   , 1999

                                PRELIMINARY COPY

                                PROXY STATEMENT
                          ---------------------------

                              MUNIVEST FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                          ---------------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 26, 1999

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of MuniVest Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1999 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on
Wednesday, May 26, 1999 at        a.m. The approximate mailing date of this
Proxy Statement is April   , 1999.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board of Directors to serve for the ensuing year, for the ratification of the selection of independent auditors to serve for the Fund's current fiscal year and for the amendment to the Articles Supplementary of the Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on March 31, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the
Fund had outstanding           shares of common stock, par value $.10 per share
("Common Stock"), and 11,000 shares of auction market preferred stock, par value $.025 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon ("AMPS"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding shares of Common Stock or five percent of the outstanding AMPS.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1.  ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All such proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Directors to be elected by holders of AMPS; and

          (2) All such proxies of the holders of Common Stock, voting separately as a class, in favor of the five (5) persons designated as Directors to be elected by holders of Common Stock.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees, including their designated classes, is set forth as follows:

TO BE ELECTED BY HOLDERS OF AMPS, VOTING SEPARATELY AS A CLASS:

                                                                                               SHARES
                                                                                            BENEFICIALLY
                                                                                              OWNED AT
                                                                                           THE RECORD DATE
                                                 PRINCIPAL OCCUPATION                      ---------------
                                                DURING PAST FIVE YEARS          DIRECTOR   COMMON
   NAME AND ADDRESS OF NOMINEE     AGE        AND PUBLIC DIRECTORSHIPS(1)        SINCE      STOCK    AMPS
---------------------------------  ---   -------------------------------------  --------   -------   -----
Ronald W. Forbes(1)(2)...........  58    Professor of Finance, School of          1988         []       []
  1400 Washington Avenue                 Business, State University of New
  Albany, New York 12222                 York at Albany, since 1989;
                                         Consultant, Urban Institute,
                                         Washington, D.C., since 1995
Richard R. West(1)(2)............  61    Professor of Finance since 1984, Dean    1988         []       []
  Box 604                                from 1984 to 1993 and currently Dean
  Genoa, Nevada 89411                    Emeritus of New York University,
                                         Leonard N. Stern School of Business
                                         Administration; Director of Bowne &
                                         Co., Inc., Vornado Realty Trust, Inc.
                                         and Alexander's Inc.

                                                   (Footnotes on following page)

TO BE ELECTED BY HOLDERS OF COMMON STOCK, VOTING SEPARATELY AS A CLASS:

                                                                                               SHARES
                                                                                            BENEFICIALLY
                                                                                              OWNED AT
                                                                                           THE RECORD DATE
                                                 PRINCIPAL OCCUPATION                      ---------------
                                                DURING PAST FIVE YEARS          DIRECTOR   COMMON
   NAME AND ADDRESS OF NOMINEE     AGE        AND PUBLIC DIRECTORSHIPS(1)        SINCE      STOCK    AMPS
---------------------------------  ---   -------------------------------------  --------   -------   -----
Terry K. Glenn(1)*)..............  58    Executive Vice President of MLAM and     1999         []       []
  P.O. Box 9011                          its affiliate, Fund Asset Management,
  Princeton, NJ 08543-9011               L.P. ("FAM")(which terms as used
                                         herein include their corporate
                                         predecessors), since 1983; President
                                         of Princeton Funds Distributor, Inc.
                                         ("PFD") since 1986 and Director
                                         thereof since 1991; Executive Vice
                                         President and Director of Princeton
                                         Services, Inc. ("Princeton Services")
                                         since 1993; President of Princeton
                                         Administrators, L.P. since 1988.
Cynthia A. Montgomery(1)(2)......  46    Professor, Harvard Business School,      1993         []       []
  Harvard Business School,               since 1989; Associate Professor, J.L.
  Soldiers Field Road                    Kellogg Graduate School of
  Boston, Massachusetts 02163            Management, Northwestern University,
                                         from 1985 to 1989; Assistant
                                         Professor, Graduate School of
                                         Business Administration, The
                                         University of Michigan, from 1979 to
                                         1985; Director, UNUM Corporation
                                         since 1990; Director, Newell Co.
                                         since 1995.
Charles C. Reilly(1)(2)..........  67    Self-employed financial consultant       1990         []       []
  9 Hampton Harbor Road                  since 1990; President and Chief
  Hampton Bays, New York 11946           Investment Officer of Verus Capital,
                                         Inc., from 1979 to 1990; Senior Vice
                                         President of Arnhold and S.
                                         Bleichroeder, Inc., from 1973 to
                                         1990; Adjunct Professor, Columbia
                                         University Graduate School of
                                         Business, from 1990 to 1991; Adjunct
                                         Professor, Wharton School, The
                                         University of Pennsylvania from 1989
                                         to 1990; Partner, Small Cities Cable
                                         Television, from 1986 to 1997.

                                                   (Footnotes on following page)

TO BE ELECTED BY HOLDERS OF COMMON STOCK, VOTING SEPARATELY AS A CLASS (CONTINUED):

                                                                                               SHARES
                                                                                            BENEFICIALLY
                                                                                              OWNED AT
                                                                                           THE RECORD DATE
                                                 PRINCIPAL OCCUPATION                      ---------------
                                                DURING PAST FIVE YEARS          DIRECTOR   COMMON
   NAME AND ADDRESS OF NOMINEE     AGE        AND PUBLIC DIRECTORSHIPS(1)        SINCE      STOCK    AMPS
---------------------------------  ---   -------------------------------------  --------   -------   -----
Kevin A. Ryan(1)(2)..............  66    Founder and current Director of The      1992         []       []
  127 Commonwealth Avenue                Boston University Center for the
  Chestnut Hill, Massachusetts           Advancement of Ethics and Character;
  02167                                  Professor of Education at Boston
                                         University since 1982; formerly
                                         taught on the faculties of The
                                         University of Chicago, Stanford
                                         University and Ohio State University.
Arthur Zeikel(1)*................  66    Chairman of Fund Asset Management,       1988         []       []
  300 Woodland Avenue                    L.P. ("FAM") and MLAM (which terms as
  Westfield, New Jersey 07090            used herein include their corporate
                                         predecessors) from 1997 to 1999;
                                         President of FAM and MLAM from 1977
                                         to 1997; Chairman of Princeton
                                         Services since 1997 and Director
                                         thereof since 1993; President of
                                         Princeton Services from 1993 to 1997;
                                         Executive Vice President of Merrill
                                         Lynch & Co., Inc. ("ML & Co.") since
                                         1990.

---------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors" below.
(2) Member of the Audit Committee of the Board of Directors.
 * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

     Committee and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee.

     During the fiscal year ended August 31, 1998, the Board of Directors held five meetings and the Audit Committee held three meetings. All of the Directors then serving attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and, if a member, the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel and Mr. Glenn to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions each holds or has held with FAM and its affiliates and/or due to their ownership of securities issued by ML & Co. Mr. Glenn is the President of the Fund.

     Compensation of Directors. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with FAM (each a "non-interested Director") a fee of $2,000 per year plus $200 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of its Audit Committee, which consists of all of the non-interested Directors, a fee of $800 per year, together with such Director's out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit Committee receives an additional annual fee of $1,000. These fees and expenses aggregated $35,885 for the fiscal year ended August 31, 1998.

     The following table sets forth for the fiscal year ended August 31, 1998 compensation paid by the Fund to the non-interested Directors and, for the calendar year ended December 31, 1998, the aggregate compensation paid by all investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM advised funds"), to the non-interested Directors.

                                                                                            AGGREGATE
                                                                                           COMPENSATION
                                                                      PENSION OR          FROM FUND AND
                                                                  RETIREMENT BENEFITS    FAM/MLAM ADVISED
                                                  COMPENSATION      ACCRUED AS PART       FUNDS PAID TO
               NAME OF DIRECTOR                    FROM FUND       OF FUND EXPENSES         DIRECTORS
----------------------------------------------    ------------    -------------------    ----------------
Ronald W. Forbes(1)...........................       $5,300              None                $192,567
Cynthia A. Montgomery(1)......................       $5,300              None                $192,567
Charles C. Reilly(1)..........................       $6,300              None                $362,858
Kevin A. Ryan(1)..............................       $5,300              None                $192,567
Richard R. West(1)............................       $5,300              None                $346,125

---------------
(1) The Directors serve on the boards of FAM/MLAM advised funds as follows: Mr. Forbes (38 registered investment companies consisting of 51 portfolios); Ms. Montgomery (38 registered investment companies consisting of 51 portfolios); Mr. Reilly (57 registered investment companies consisting of 70 portfolios); Mr. Ryan (38 registered investment companies consisting of 51 portfolios); and Mr. West (58 registered investment companies consisting of 79 portfolios).

     Officers of the Fund. The Board of Directors has elected six officers of the Fund. The following sets forth information concerning each of these officers:

                                                                                         OFFICER
               NAME AND PRINCIPAL OCCUPATION                        OFFICE        AGE     SINCE
------------------------------------------------------------    --------------    ---    -------
Terry K. Glenn..............................................    President         58     1988 *
Executive Vice President of FAM and MLAM since 1983;
President of Princeton Funds Distributor, Inc. since 1986
and Director thereof since 1991; Executive Vice President
and Director of Princeton Services since 1993; President of
Princeton Administrators, L.P. since 1988.
Vincent R. Giordano.........................................    Vice President    54     1988
Portfolio Manager of FAM and MLAM since 1977; Senior Vice
President of FAM and MLAM since 1984; Senior Vice President
of Princeton Services since 1993; Vice President of MLAM
from 1980 to 1984.
Kenneth A. Jacob............................................    Vice President    48     1988
First Vice President of FAM and MLAM since 1997; Vice
President of FAM and MLAM from 1984 to 1997.
Fred K. Stuebe..............................................    Vice President    47     1989
Vice President of MLAM since 1989.
Donald C. Burke.............................................    Vice President    38     1993
Senior Vice President and Treasurer of FAM and MLAM since
1999; Senior Vice President and Treasurer of Princeton
Services since 1999; Vice President of PFD since 1999; First
Vice President of MLAM from 1997 to 1999; Vice President of
MLAM from 1990 to 1997; Director of Taxation of MLAM since
1990.
Alice A. Pellegrino.........................................    Secretary         39     1998
Vice President of MLAM since 1999; Attorney with MLAM since
1997; Associate with Kirkpatrick & Lockhart LLP from 1992 to
1997.

---------------
* Mr. Glenn was elected President of the Fund in 1999. Prior to that he served as Executive Vice President of the Fund.

     Stock Ownership. At the Record Date, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Director of the Fund, Mr. Glenn, an officer and a Director of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

         ITEM 2.  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM acts as an investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for such other entities in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

             ITEM 3.  PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY

     At a meeting held January 25, 1999, the Board of Directors of the Fund approved amendments to Section 5(c) of the Articles Supplementary of the Fund. The proposed amendment of Section 5(c) will affect issued and outstanding AMPS. The Fund has five series of AMPS (A, B, C, D, and E), each created under Articles Supplementary dated December 7, 1988. The proposed amendment is described below and a form of amended Section 5(c) for the Fund is attached as Exhibit A to this Proxy Statement. The Board of Directors of the Fund has declared the amendment advisable and has directed that the proposed amendments be submitted to the stockholders of the Fund for approval at the Meeting. The Board recommends that the stockholders of the Fund approve the proposed amendments to the Fund's Articles Supplementary.

     Currently, the Articles Supplementary of the Fund requires the approval of a majority of the Fund's outstanding shares of AMPS in order to issue any additional shares of AMPS or any other preferred stock. The proposed amendment would delete this requirement and permit the Fund, upon Board approval, to issue additional shares of preferred stock, including AMPS, without obtaining stockholder approval, provided that such additional preferred stock does not rank prior to the AMPS or any other outstanding preferred stock in the Fund's capital structure.

     The proposed amendment provides the Board and the Fund with greater flexibility to adjust the Fund's leverage in response to market conditions. The proposed amendment permits the Board members to authorize the Fund to issue additional AMPS in order to maintain the Fund's targeted level of financial leverage without the time delays and costs involved with seeking stockholder approval each time the Fund wishes to issue additional AMPS.

     The issuance of additional AMPS may provide holders of Common Stock with a potentially higher yield. The use of leverage, however, involves certain risks for holders of Common Stock, including higher volatility of both the net asset value and the market value of the Common Stock. Leverage also creates the risk that the investment return on the Fund's Common Stock will be reduced to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to holders of Common Stock.

     The fee paid to the Investment Adviser for investment advisory and management services is based on the Fund's average weekly net assets, including assets acquired from the sale of preferred stock. Therefore, the fee paid to the Investment Adviser will increase as a result of any issuance of additional AMPS or other preferred stock.

     Any issuance of additional shares of preferred stock by the Fund must be in compliance with the 200% asset coverage requirement of Section 18 of the Investment Company Act. Also, the Fund currently anticipates that any additional shares of preferred stock to be issued would also be AMPS and that any such

AMPS would be rated by nationally recognized statistical rating organizations ("NRSROs") as are all currently outstanding AMPS. These NRSROs, in rating the additional AMPS, will impose their own asset coverage requirements on the additional AMPS.

     If additional AMPS or other shares of preferred stock are issued by the Fund, except as indicated below and as otherwise required by applicable law, holders of shares of any newly issued AMPS or other preferred stock will have equal voting rights with outstanding Common Stock and AMPS (one vote per share) and will vote together with holders of outstanding Common Stock and AMPS as a single class.

     In connection with the election of the Fund's Board members, holders of shares of any newly issued AMPS or other preferred stock along with holders of outstanding AMPS, voting together as a separate class, will be entitled to elect two of the Fund's Board members, and the remaining Board members will be elected by the holders of Common Stock, voting separately as a class. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of any newly issued AMPS or other preferred stock and outstanding AMPS, voting together as a separate class, will be entitled to elect a majority of the Fund's Board members until all dividends in default have been paid or declared and set apart for payment. Also, the affirmative vote of the holders of any newly issued AMPS or other preferred stock and the outstanding AMPS, voting together as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including any vote to convert the Fund to an open-end investment company or to change the Fund's fundamental investment policies.

     Stockholders will not be entitled to appraisal rights under Maryland law.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of the Fund's securities entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. The Fund has retained Shareholder Communications Corp. to assist in the solicitation of proxies at a cost to the Fund of approximately $5,000 plus out-of-pocket expenses.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees, "FOR" the ratification of D&T as independent auditors and "FOR" the amendment to the Articles Supplementary.

     With respect to Item 1, "Election of Directors," holders of AMPS, voting separately as a class, are entitled to elect the two Directors designated above and holders of Common Stock, voting separately as a class, are entitled to elect the remaining Directors. Assuming a quorum is present, (i) election of the two Directors to be elected by the holders of AMPS, voting separately as a class, will require a plurality of the votes cast by the holders of AMPS represented at the Meeting and entitled to vote; (ii) election of the remaining Directors will require a plurality of the votes cast by the holders of Common Stock, voting separately as a class, represented at the Meeting and entitled to vote.

     With respect to Item 2, "Ratification of the Selection of Independent Auditors," assuming a quorum is present, approval will require the affirmative vote of the holders of a majority of the votes cast by the holders of shares of Common Stock and AMPS represented at the Meeting and entitled to vote, voting together as a single class.

     With respect to Item 3, "Proposed Amendment to Articles Supplementary," assuming a quorum is present, approval of the amendment of the Articles Supplementary will require the affirmative vote of (i) a majority of the Fund's outstanding Common Stock and AMPS, voting together as a single class, and (ii) a majority of the outstanding AMPS of all series of the Fund, voting together as a single class.

     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding Fund shares in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to amending the Articles Supplementary (Item 3). The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2. Abstentions and broker non-votes will have the same effect as a vote against Item 3.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended August 31, 1998 and a copy of its semi-annual report for the six months ended February 28, 1999 to any stockholder upon request. Such requests should be directed to MuniVest Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Alice A. Pellegrino, Secretary or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     It is currently intended that the 2000 Annual Meeting of Stockholders of the Fund will be held in May, 2000. If a stockholder intends to present a proposal at the 2000 Annual Meeting of Stockholders of the Fund, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by January 26, 2000.

                                          By Order of the Board of Directors
                                          ALICE A. PELLEGRINO
                                          Secretary

Dated: April   , 1999

                                                                       EXHIBIT A

                PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF

                  MUNIVEST FUND, INC., SERIES A, B, C, D AND E

        Section 5(c) of the Articles Supplementary is revised to read, as follows (the underlining indicates language added; brackets indicate language deleted):

        Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class: (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of stock ranking prior to the AMPS or [on a parity with] any other series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS,] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of any series of Preferred Stock or the holders thereof. The Corporation shall notify Moody's or S&P 10 Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, necessary to authorize the action in question.

                                PRELIMINARY COPY

                                                                    COMMON STOCK



                               MUNIVEST FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Alice
A. Pellegrino as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniVest Fund, Inc. (the "Fund") held of record by the undersigned on March 31, 1999 at the annual meeting of stockholders of the Fund to be held on May 26, 1999 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.



                                (Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.


1. ELECTION OF DIRECTORS

   FOR all nominees listed below
   (except as marked to the contrary below) [ ]

   WITHHOLD AUTHORITY
   to vote for all nominees listed below [ ]

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) TERRY K. GLENN, CYNTHIA A. MONTGOMERY, CHARLES C. REILLY, KEVIN A. RYAN AND ARTHUR ZEIKEL


2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


   FOR [ ]            AGAINST [ ]             ABSTAIN [ ]

3. Proposal to approve an amendment to the Articles Supplementary of the Fund.


   FOR [ ]            AGAINST [ ]             ABSTAIN [ ]


4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                    Please sign exactly as name appears hereon.
                                    When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated:_______________________________, 1999


                                    X ___________________________________
                                                  Signature


                                    X ___________________________________
                                          Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                PRELIMINARY COPY

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                               MUNIVEST FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Alice
A. Pellegrino as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniVest Fund, Inc. (the "Fund") held of record by the undersigned on March 31, 1999 at the annual meeting of shareholders of the Fund to be held on May 26, 1999 or any adjournment thereof.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

         By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                                (Continued and to be signed on the reverse side)

Please mark boxes [-] or [X] in blue or black ink.


1. ELECTION OF DIRECTORS

   FOR all nominees listed below
   (except as marked to the contrary below) [ ]

   WITHHOLD AUTHORITY
   to vote for all nominees listed below [ ]

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.) RONALD W. FORBES AND RICHARD R. WEST


2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


   FOR [ ]            AGAINST [ ]             ABSTAIN [ ]


3. Proposal to approve an amendment to the Articles Supplementary of the Fund.


   FOR [ ]            AGAINST [ ]             ABSTAIN [ ]


4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.



                                    Please sign exactly as name appears hereon.
                                    When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated:_______________________________, 1999


                                    X ___________________________________
                                                  Signature


                                    X ___________________________________
                                          Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.